

www.mlr.gov.cn/tdsc/land/jggg/gpcr/201101/t20110101_1526853.htm
中华人民共和国国土资源部
Ministry of Land and Resources of the People's Republic of China
当前位置：土地市场 > 土地出让 > 结果公告 > 挂牌出让
Land Use Right Owner: Deer Technology (Anhui) Co., Ltd.
德尔科技(安徽)有限公司
Area Size (Hectares): 15.022381
Purchase Price (in 10,000 RMB): 7436.1
行政区：安徽省->芜湖市本级
项目名称：德尔科技(安徽)有限公司
项目位置：开发区东区漳河西侧
面积(公顷)：15.022381
土地来源：新增建设用地
土地用途：工业用地
供地方式：挂牌出让
土地使用年限：50
行业分类：其它
土地级别：一级
成交价格(万元)：7436.1
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备注
1
2010-12-30 8:55:20
7436.1
Price per hectare= 74,361,000 RMB / 15.022381 hectare
Price per hectare = 4,950,014 RMB
Land Classification: First Class
土地使用权人：
约定容积率：
下限：
上限：0.7
约定交地时间：2011-01-28 08:55:20
约定开工时间：2011-02-28 08:55:20
约定竣工时间：2012-05-28 08:55:20
实际开工时间：
实际竣工时间：
批准单位：芜湖市人民政府
合同签订日期：2010-12-30 08:55:20
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德尔科技(安徽)有限公司
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Approval: People's Government of Wuhu City